UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 28, 2015

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York (Address of principal executive offices)		10022 (Zip Code)

(212) 559-1000

(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.

Current Report on Form 8-K

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, Manuel Medina-Mora, Citi Co-President, CEO of Global Consumer Banking and a named executive officer of Citigroup Inc., will retire from Citi employment on June 1, 2015 and will become the nonexecutive Chairman of the Board of Directors of Grupo Financiero Banamex, S.A. de C.V. and of Banco Nacional de Mexico, S.A. (Banamex) (together, the Banamex Boards). On May 28, 2015, the Personnel and Compensation Committee of the Board of Directors of Citigroup Inc. approved annual fees of $250,000 for Mr. Medina-Mora’s service on the Banamex Boards. Administrative and security services necessary for Mr. Medina-Mora’s Banamex Board service will also be provided.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

10.1	Letter Agreement regarding Banamex Board Service.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: May 29, 2015
	By:	/s/ Rohan Weerasinghe Rohan Weerasinghe General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number
10.1	Letter Agreement regarding Banamex Board Service.